SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 22, 2003

                             RADIOSHACK CORPORATION
             (Exact name of registrant as specified in its charter)

   Delaware                        1-5571                       75-1047710
(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

       100 Throckmorton Street, Suite 1800, Fort Worth, Texas           76102
              (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (817) 415-3700


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Item 7. Financial Statements and Exhibits

      (c) Exhibits

Exhibit No.
   99.1           Press Release, dated April 22, 2003.

Item 9. Regulation FD Disclosure

      In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

      On April 22, 2003, RadioShack Corporation (the "Company") issued a press release reporting its results of operations for the first quarter of 2003. A copy of the press release is attached hereto as Exhibit 99.1.

      In the press release, the Company utilized a non-GAAP financial measure to describe the Company's free cash flow. The Company's management believes that free cash flow is an appropriate indication of the Company's ability to fund share repurchases, repay maturing debt, change dividend payments or fund other uses of capital that management believes will enhance stockholder value.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 22nd day of April, 2003.

                                   RADIOSHACK CORPORATION

                                   /s/  Mark C. Hill
                                   ---------------------------------------------
                                   Mark C. Hill
                                   Senior Vice President, Corporate Secretary
                                   and General Counsel


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                                  EXHIBIT INDEX

Exhibit No.
   99.1           Press Release, dated April 22, 2003.


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